UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 15, 2024

RENEWABLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55875	82-3254264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

588 West 400 South, Suite 110

Lindon, UT 84042

(Address of principal executive offices) (zip code)

(801) 406-6740

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2024, we executed an Asset Purchase Agreement (the “Agreement”) by and between us and Renewable Energy, LLC, a Delaware limited liability company (the “Buyer”). Pursuant to the Agreement, we sold assets of our renewable innovation business, including the manufacturing, selling and renting of alternative energy and hybrid energy systems including ac power and dc power systems, which includes the integration of fuel cells and technology using fuel cells as a source of power (collectively, the “Renewable Business”). The sale did not include business related to our large suppliers and client agreements, our domain names, or our goodwill and going concern value. We will enter into a Reseller Agreement with the Buyer and continue to sell or rent products with our branding to existing customers developed over the past three years as well as new customers. The Parties will work together to generate business for their mutual benefit.

As consideration for the sale of the Renewable Business, we received total consideration equal to $4,685,216 in the form of (a) the assignment of $1,077,922 in promissory notes owed by us to C. Brilliant, LLC to Buyer, which notes were cancelled, (b) $1,173,378 in cash advances already made to us by Buyer, and (c) $2,433,916 in cash, which will be used to pay off liabilities and provide working capital for operations, including getting current in our filings with the Securities and Exchange Commission. We also received two percent (2%) of the equity in Buyer.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 is incorporated herein by reference. The sale of the Renewable Business did not constitute a sale of substantially all of our assets.

Section 8 – Other Events

Item 8.01	Other Events.

On September 27, 2024, a Class Action Complaint was filed in the U.S. District Court for the District of Utah against us, Renewable Innovations Corp., Robert L. Mount and Lynn Barney by Alex Aliksanyan, Thomas Grbelja, William McLeod, and three others alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder, against the individual defendants for breach of Section 20(a) of the Exchange Act and breach of fiduciary duty, and asking for an injunction blocking the transaction described above in Item 1.01. We believe the allegations are wholly without merit and for the sole benefit of the plaintiffs to the detriment of all the other shareholders and intend to move to have them dismissed as soon as possible.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renewable Innovations, Inc.

Dated: October 21, 2024		/s/ Robert L. Mount
	By:	Robert L. Mount
	Its:	Chief Executive Officer

3